EXHIBIT 10.22

WESTLAKE CHEMICAL PARTNERS LP

Common Units Representing Limited Partner Interests
Having an Aggregate Offering Price of
up to $50,000,000

FIRST AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT

February 28, 2020
UBS SECURITIES LLC
BARCLAYS CAPITAL INC.
BOFA SECURITIES, INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
RBC CAPITAL MARKETS, LLC
WELLS FARGO SECURITIES, LLC
c/o UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:
This First Amendment (this “Amendment”) to the Equity Distribution Agreement, dated as of October 4, 2018 (the “Equity Distribution Agreement”), by and among Westlake Chemical Partners LP, a Delaware limited partnership (the “Partnership”), and Westlake Chemical Partners GP LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner” and, together with the Partnership, the “Partnership Parties”), UBS Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC (each, a “Manager” and, collectively, the “Managers”), is being made and entered into as of the date first set forth above by the Partnership Parties and the Managers. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Equity Distribution Agreement.
WHEREAS, each of the Partnership Parties and the Managers, by executing this agreement, hereby consent to the amendment of the Equity Distribution Agreement, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Partnership Parties and the Managers agree as follows:

SECTION 1.Amendment to Equity Distribution Agreement.
(a)    The third sentence of the first paragraph of Section 2(a) of the Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Managers, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Managers, (3) any registration statement filed to register the offer and sale of Units pursuant to Rule 462(b) under the Securities Act and (4) any new registration statement as may have been filed and taken effective pursuant to Section 4(bb) of this Agreement.”
(b)    The eighth sentence of the first paragraph of Section 2(a) of the Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding the foregoing, if any revised registration statement, base prospectus, prospectus supplement or prospectus shall be provided to the Managers by the Partnership for use in connection with the offering and sale of the Units that differs from the Registration Statement, Base Prospectus, Prospectus Supplement or Prospectus, as the case may be (whether or not such revised registration statement, base prospectus, prospectus supplement or prospectus is required to be filed by the Partnership pursuant to Rule 424(b) under the Securities Act), the terms “Registration Statement,” “Base Prospectus,” “Prospectus Supplement” and “Prospectus” shall refer to such revised registration statement, base prospectus, prospectus supplement or prospectus, as the case may be, from and after the time it is first provided to the Managers for such use.”
(c)    Section 4 of the Equity Distribution Agreement is hereby amended and supplemented by adding the following clause (bb):
“(bb) Renewal of Registration Statement. If, prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Units remain unsold by the Managers, the Partnership may, in its sole discretion, file, prior to the Renewal Deadline, and cause to become effective a new shelf registration statement relating to, among other things, the Units, and file, following the effectiveness of such new shelf registration statement, a new prospectus supplement relating to the Units, in each case in a form reasonably satisfactory to the Managers. For avoidance of doubt, references herein to the “Registration

Statement” shall include such new shelf registration statement and references herein to the “Prospectus Supplement” shall include such new prospectus supplement.”
(d)    The following Section 24 is hereby added immediately after Section 23 of the Equity Distribution Agreement:
“24. Recognition of the U.S. Special Resolution Regimes.
(a) In the event that any Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b) In the event that any Manager that is a Covered Entity or a BHC Act Affiliate of such Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
As used in this Section 24, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”
SECTION 2.    Counterparts. This Amendment may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
SECTION 3.    Effect on Agreement. Except as specifically modified herein, the Equity Distribution Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Equity Distribution Agreement to the “Agreement” shall mean the Equity Distribution Agreement as modified by this Amendment.

SECTION 4.    Other Miscellaneous Terms. The provisions of Sections 10 and 18-21 of the Equity Distribution Agreement shall apply mutatis mutandis to this Amendment.
[Signature pages follow]

If the foregoing correctly sets forth the understanding among the Partnership Parties and the Managers, please so indicate in the space provided below for that purpose, whereupon this Amendment and your acceptance shall constitute a binding agreement among the Partnership Parties and the Managers.
Very truly yours,

WESTLAKE CHEMICAL PARTNERS GP LLC

By:	/s/ M. Steven Bender
Name: M. Steven Bender
Title: Senior Vice President and Chief Financial
Officer

WESTLAKE CHEMICAL PARTNERS LP

By:	Westlake Chemical Partners GP LLC, its general partner

By:	/s/ M. Steven Bender
Name: M. Steven Bender
Title: Senior Vice President and Chief Financial
Officer

Signature Page to First Amendment to Equity Distribution Agreement

ACCEPTED as of the date first above written.

UBS SECURITIES LLC

By:	/s/ Anthony Faria
	Name:	Anthony Faria
	Title:	Director

By:	/s/ Jesse O’Neill
	Name:	Jesse O’Neill
	Title:	Executive Director

Signature Page to First Amendment to Equity Distribution Agreement

BARCLAYS CAPITAL INC.

By:	/s/ Robert Jeffries
	Name:	Robert Jeffries
	Title:	Vice Chairman & Global Head of Chemicals

Signature Page to First Amendment to Equity Distribution Agreement

BOFA SECURITIES, INC.

By:	/s/ John Griffith
	Name:	John Griffith
	Title:	Managing Director

Signature Page to First Amendment to Equity Distribution Agreement

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Nick Regas
	Name:	Nick Regas
	Title:	Managing Director

Signature Page to First Amendment to Equity Distribution Agreement

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Samir Abu-Khadra
	Name:	Samir Abu-Khadra
	Title:	Director

By:	/s/ Ben Darsney
	Name:	Ben Darsney
	Title:	Director

Signature Page to First Amendment to Equity Distribution Agreement

RBC CAPITAL MARKETS, LLC

By:	/s/ Michael Davis
	Name:	Michael Davis
	Title:	Managing Director

Signature Page to First Amendment to Equity Distribution Agreement

WELLS FARGO SECURITIES, LLC

By:	/s/ Micahel Tiedemann
Name: Michael Tiedemann
Title: Managing Director

Signature Page to First Amendment to Equity Distribution Agreement